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EXHIBIT 10.26
                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease is made as of the 5th day of December, 1997, by and between FLANDERS WESTBOROUGH DELAWARE, INC., a Delaware corporation ("Landlord"), and ELECTRONIC DESIGNS INCORPORATED, a Massachusetts corporation ("Tenant").

                                   BACKGROUND

         Reference is made to a Lease Agreement dated December 18, 1992 ("Lease"), wherein Landlord leased to Tenant premises containing 33,368 rentable square feet in the building known as One Research Drive, Westborough, Massachusetts ("Building"), which premises and Building are more fully described in the Lease.

         Reference is further made to a First Amendment dated April 29, 1996 whereby Tenant leased two (2) additional areas in the Building for storage rooms containing 192 rentable square feet in total.

         Capitalized terms used herein but not defined shall have the meanings assigned to such terms in the Lease.

         WHEREAS, the parties desire to amend the Lease to extend the term of the Lease on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1.       The Lease is hereby amended as follows:

                  (a) The Expiration Date in Section 1(h) of the Reference Data to the Lease shall be replaced with "February 28, 2003".

                  (b) The figure "$271,836.00" in Section 1(i) of the Reference Data to the Lease captioned "ANNUAL FIXED RENT", as amended by the First Amendment to Lease, and the figure "$22,653.00" in Section 1(i) of the Reference Data to the Lease captioned "MONTHLY FIXED RENT", as amended by the First Amendment to Lease, shall be replaced as follows:

                                                                                MONTHLY
         TIME PERIOD                        ANNUAL FIXED RENT                   PER RSF          FIXED RENT
         -----------                        -----------------                   -------          ----------
         March 1, 1998 -
         February 29, 2000:                 $402,720.00                         $12.00           $33,560.00

         March 1, 2000 -
         February 28, 2001:                 $436,280.04                         $13.00           $36,356.67

         March 1, 2001 -
         February 28, 2002:                 $469,840.08                         $14.00           $39,153.34

         March 1, 2002 -
         February 28, 2003:                 $503,400.00                         $15.00           $41,950.00

         2. A. Landlord shall, in the manner hereinafter set forth, provide to Tenant up to Thirty Thousand and 00/100 ($30,000.00) Dollars ("Landlord's Contribution") towards the cost of renovations to be performed by Tenant in the premises ("Tenant's Work"). Provided that Tenant is not in default,

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beyond the expiration of any applicable grace periods, of its obligations under the Lease at the time that Tenant submits any requisition on account of Landlord's Contribution, Landlord shall pay the cost of the work shown on each requisition (as hereinafter defined) submitted by Tenant to Landlord within thirty (30) days of submission thereof by Tenant to Landlord. Tenant shall perform Tenant's Work in accordance with Sections 9 and 10 of the Lease. Without limiting the foregoing, Tenant shall not commence Tenant's Work unless and until
(i) Landlord has approved Tenant's plans and specifications for such work and Tenant's architect and contractors therefor, and (ii) Landlord has received certificates of insurance satisfactory to Landlord from Tenant's contractors. Tenant's Work shall be performed so as not to cause any conflict or labor dispute with other work being performed in the Building. Tenant's Work may be performed during business hours, other than painting which may be performed only during non-business hours. However, Landlord shall have the right, upon notice to Tenant, to require that any or all portions of Tenant's Work be performed during non-business hours if any such work interferes, in Landlord's judgment, with other tenants in the Building.

                  B. For the purposes hereof, a "requisition" shall mean AIA Form 3702 For Application of Payment, and written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers in a form acceptable to Landlord, and such other documentation as Landlord's mortgagee may reasonably request) showing in reasonable detail the costs of the renovations to date in the premises, accompanied by certifications from Tenant, Tenant's architect, and Tenant's contractor that the work performed to date has been performed in accordance with applicable laws and in accordance with Tenant's approved plans, and that the amount of the requisition in question does not exceed the amount of the work covered by such requisition. Each requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof. Tenant shall submit requisition(s) no more often than monthly.

                  C. Notwithstanding anything to the contrary herein contained:

                  (i) Landlord shall have no obligation to advance funds on account of Landlord's Contribution unless and until Landlord has received the requisition in question, together with the certifications required by Subparagraph B hereof, certifying that the work shown on the requisition has been performed in accordance with applicable law and in accordance with Tenant's plans.

                  (ii) Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly.

                  (iii) Tenant shall not be entitled to any portion of Landlord's Contribution, and Landlord shall have no obligation to pay Landlord's Contribution in respect of any requisition submitted after December 31, 1998.

                  (iv) Tenant shall have no right to any unused portion of Landlord's Contribution.

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         3. Section 3 of the Lease, other than the first paragraph thereof, the last paragraph of Section 4 of the Lease, Sections 8 and 42 of the Lease and Exhibits C and G to the Lease shall have no applicability to nor any force or effect during the extended term of the Lease.

         4. Section 43 of the Lease is hereby deleted in its entirety and of no further force or effect.

         5. In lieu of renewing the Renewal Letter of Credit, as defined in
Section 36 of the Lease, for the extended term of the Lease, Tenant shall, prior to March 1, 1998, deposit with Landlord a security deposit in the amount of $41,950.00 ("New Security Deposit"). The New Security Deposit shall be held by Landlord during the extended term in accordance with the first paragraph of
Section 36, the parties hereby acknowledging that the second paragraph of said
Section 36 shall have no applicability to the New Security Deposit. The Renewal Letter of Credit shall be returned to Tenant in accordance with said Section 36 of the Lease.

         6. Tenant and Landlord each represents and warrants that it has not dealt with any broker, agent, finder or other person in connection with the negotiation for or the obtaining of this Second Amendment to Lease and that no broker, agent, finder or other person brought about the transaction contemplated by this Second Amendment to Lease, other than Codman Company, Inc. ("Codman"), and Tenant and Landlord each agrees to indemnify and hold the other harmless from and against any and all claims, costs (including attorneys' fees) and liability for commissions or other compensation claimed by any other broker, agent, finder or other person claiming a commission or other form of compensation by virtue of having been employed or engaged by the indemnifying party or having dealt with the indemnifying party with regard to this Second Amendment to Lease. The provisions of this Paragraph 6 shall survive the termination of the Lease. Landlord shall pay the brokerage commissions payable to Codman arising out of this Second Amendment to Lease.

         7. Except as expressly amended hereby, all provisions of the Lease are hereby ratified and confirmed to be in full force and effect, including, without limitation, all remedies reserved to Landlord therein, which remedies are incorporated herein by reference.

         8. This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         As hereby amended, the Lease is ratified, confirmed and approved in all respects.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.


                                     Landlord:
                                     FLANDERS WESTBOROUGH DELAWARE, INC.



                                     By:      _________________________________
                                              (Name)               (Title)
                                              Hereunto Duly Authorized

                                     Date Signed:______________________________


                                     Tenant:

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                                     ELECTRONIC DESIGNS INCORPORATED


                                     By:      _________________________________
                                              (Name)               (Title)
                                              Hereunto Duly Authorized

                                     Date Signed:______________________________

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